UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2006 (September 11, 2006)

Williams Controls, Inc.
(Exact name of Company as specified in its charter)

Oregon	0-18083	84-1099587
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 S.W. 72nd Avenue
Portland, OR 97224
(Address of principal executive offices)

(503) 684-8600
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 11, 2006, the board of directors of Williams Controls, Inc. (the “Company”), approved an amendment and restatement of the Company’s Business Standards and Code of Conduct (the “Code”). The amendment and restatement included, among other things, the following: (i) a statement that each employee, officer and director of the Company (collectively, “Covered Persons”) is required to read and understand the Code; (ii) the addition of a new section entitled “Legal Compliance,” which contains a more detailed description of the expectations and obligations of Covered Persons; (iii) in the “Conflict of Interest” section, the addition of more detailed procedures for the Company to authorize a conflict of interest, and the addition of specific factors to consider in determining whether a conflict of interest exists; (iv) the addition of a new section entitled “Corporate Opportunities,” which provides that Covered Persons are prohibited from using Company property, information or position for their own personal gain or to compete with the Company; (v) the addition of a new section entitled “Fair Dealing,” which provides that Covered Persons should deal fairly with others when conducting business on behalf of the Company; (vi) the addition of a new section entitled “Protection and Proper Use of Company Assets,” which provides that Covered Persons are required to protect the Company’s assets and only use them for legitimate business purposes; (vii) the addition of a new section entitled “Public Reporting and Communications,” which states the policy of the Company to file full, fair, accurate, timely and understandable disclosures with the Securities and Exchange Commission and applicable stock exchanges; (viii) the addition of a new section entitled “Maintenance of Corporate Records and Accounts and Financial Integrity,” which provides that Covered Persons are required to compile and complete the Company’s business and financial records fairly and honestly; (ix) the addition of a new section entitled “Questions and Reporting of Violations,” which requires that Covered Persons bring to the attention of their supervisors any allegations of wrongdoing, and the protocol for reporting violations of the Code and other instances of wrongdoing; (x) the addition of a new section entitled “Matters Regarding Accounting and Auditing,” which provides that the audit committee of the Company’s board of directors has established protocols relating to complaints received by the Company regarding accounting, internal controls and auditing matters, and that the Company has established a Whistleblower Policy; (xi) the addition of a new section entitled “No Retaliation,” which states the Company’s policy of not allowing retaliation due to reports of misconduct; and (xii) the addition of a new section entitled “Waivers,” which establishes the procedures for obtaining a waiver from the requirements of the Code.

A copy of the Code is attached hereto as Exhibit 14 and is incorporated by reference herein.

Item 8.01     Other Events

The information set forth above is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

14     Business Standards and Code of Conduct

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on October 3, 2006.

WILLIAMS CONTROLS, INC.

By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

14	Business Standards and Code of Conduct